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                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                         SUPPLEMENT DATED JUNE 22, 2009
              TO THE INCOME FUNDS PROSPECTUS DATED OCTOBER 28, 2008

The board of directors of First American Intermediate Government Bond Fund (the "fund") has approved changes in the investment objective and principal investment strategies of the fund. These changes are expected to become effective on August 31, 2009 (the "Effective Date").

CHANGE IN INVESTMENT OBJECTIVE

As of the Effective Date, the objective of the fund, described under "Fund Summaries - Intermediate Government Bond Fund - Objective," will be to provide investors with current income to the extent consistent with the preservation of capital. The fund's current investment objective is to provide investors with current income that is exempt from state income tax to the extent consistent with the preservation of capital. With the change in objective, the fund will no longer have the pursuit of current income exempt from state income tax as part of its objective. Because everyone's tax situation is unique, please consult your tax professional about the possible tax consequences of this change.

CHANGE IN PRINCIPAL INVESTMENT STRATEGIES

In pursuing its current objective, the fund invests substantially all of its assets in U.S. government securities that pay interest that is generally exempt from state income tax, as described under "Fund Summaries - Intermediate Government Bond Fund - Principal Investment Strategies." On and after the Effective Date, the fund may continue to invest in U.S. government securities and also may invest in other securities and utilize additional investment strategies as described in the following, which will replace the information under "Principal Investment Strategies" on the Effective Date.

     Under normal market conditions, Intermediate Government Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities. U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including the following:

          -    U.S. Treasury obligations.

          - Mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association
               (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

          - Non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

     U.S. Treasury obligations and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuing agency or instrumentality.

     The fund may invest up to 10% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor.

     In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

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     Under normal market conditions, the fund attempts to maintain a weighted average effective maturity between 3 and 10 years and an effective duration between 2.5 and 7 years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

     To generate additional income, the fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

     The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

     The fund may utilize futures contracts and options on futures contracts. The fund may enter into futures contracts and options thereon that are traded on domestic or foreign securities exchanges, boards of trade, or similar entities, or in the over-the-counter market. The fund may use futures transactions in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio, or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a futures contract or an option on a futures contract is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund enters into a futures transaction for speculative purposes, the fund will be fully exposed to the risks of loss of that future or option, which may sometimes be greater than its cost. The fund may not use futures or options on futures to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

ADDITIONAL PRINCIPAL RISKS

As stated under "Fund Summaries - Intermediate Government Bond Fund - Principal Risks," the fund is currently subject to active management risk, call risk, credit risk, income risk, and interest rate risk. The fund will continue to be subject to these principal risks, and will also be subject to the following additional risks, on and after the Effective Date.

- DOLLAR ROLL TRANSACTION RISK. The use of dollar rolls can increase the volatility of the fund's share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.

- FUTURES CONTRACT RISK. The use of futures contracts and options on futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments.

- MORTGAGE- AND ASSET-BACKED SECURITIES RISK. These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

- SECURITIES LENDING RISK. The other party to a securities lending agreement could default on its obligations.

Additional information regarding these additional risks can be found under "More About the Funds - Investment Strategies, Risks and Other Investment Matters - Principal Risks."

To request a copy of a Prospectus, please call 800 677-FUND.

             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE